SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 7, 2000
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                           333-94523                       25-1824149
--------                           ---------                       ----------
(State or Other Juris-            (Commission                (I.R.S. Employer
diction of Incorporation)        File Number)             Identification No.)


                   2500 York Road, Jamison, Pennsylvania               18929
                   -------------------------------------               -----
                  (Address of Principal Executive Office)         (Zip Code)


        Registrant's telephone number, including area code:(215) 488-5000
                                                           --------------








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                                       -2-

Item 5.  Other Events.
         ------------

                  On or about November 15, 2000, the Registrant will cause the issuance and sale of approximately $ 260,075,000 initial principal amount of Asset-Backed Notes, Series 2000-2, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (the "Notes") pursuant to an Amended and Restated Indenture to be dated as of April 1, 2000, among DVI Receivables XII, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Trustee.

                  In connection with the sale of the Notes, the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith, Incorporated (an "Underwriter") that Merrill Lynch, Pierce, Fenner & Smith, Incorporated has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-94523, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 23 pages (the "Computational Materials") that appear after the Form SE cover sheet. THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  In addition, the actual characteristics and performance of the contracts underlying the Notes (the "Contracts") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Contracts will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes.


Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.




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                                       -3-

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                                 ITEM 601(A) OF
                                 REGULATION S-K
EXHIBIT NO.                      EXHIBIT NO.             DESCRIPTION
-----------                      -----------             -----------
     1                                99                 Computational Materials





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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             DVI RECEIVABLES CORP. VIII

                                             By:    /s/ Lisa J. Cruikshank
                                                    ----------------------
                                             Name:  Lisa J. Cruikshank
                                             Title: Vice President




Dated: November 7, 2000



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                                       -5-
                                  EXHIBIT INDEX


                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K         Numbered
Number           Exhibit No.            Description                   Page
------           -----------            -----------                   ----

1                     99                Computational Materials       Filed
                                                                      Manually